Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1)              Registration Statements (Form S-8 No. 333-161348) of Virgin Media Inc. pertaining to the Virgin Media Inc. 2008 Sharesave Plan,

2)              Registration Statements (Form S-8 No. 333-150833) of Virgin Media Inc. pertaining to the Virgin Media Inc. 2008 Sharesave Plan,

3)              Registration Statement (Form S-8 No. 333-134523) of Virgin Media Inc. pertaining to the Virgin Media Inc. 2006 Stock Incentive Plan,

4)              Registration Statement (Form S-8 No. 333-117262) of Virgin Media Inc. pertaining to the Virgin Media Inc. 2004 Stock Incentive Plan,

5)              Registration Statement (Form S-8 No. 333-132213) pertaining to the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan,

6)              Registration Statement (Form S-8 No. 333-132212) pertaining to the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan,

7)              Registration Statement (Form S-3 No. 333-132209),

8)              Registration Statements (Form S-3 No. 333-135662) of Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group Inc., Virgin Media Communications Limited, and Virgin Media Investment Holdings Limited,

9)              Registration Statement (Form S-3 No. 333-157654) of Virgin Media Inc. pertaining to shares of common stock issuable upon exercise of its Series A warrants, and

10)        Registration Statement (Form S-3 No. 333-159493) of Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group Inc., Virgin Media Communications Limited, and Virgin Media Investment Holdings Limited

of our report dated February 26, 2010, with respect to the consolidated financial statements of Virgin Media Investment Holdings Limited and subsidiaries, included in this Annual Report (Form 10-K) for the year ended December 31, 2009.

/s/ Ernst & Young LLP

London, England
February 26, 2010